UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2020

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street Miami, FL	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	INT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2020, World Fuel Services Corporation (the “Company”) held its annual meeting of shareholders. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of Directors

The shareholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the annual shareholder meeting in 2021 or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Kasbar	53,795,587	2,743,342	5,122,490
Ken Bakshi	50,615,424	5,923,505	5,122,490
Jorge L. Benitez	52,355,521	4,183,408	5,122,490
Sharda Cherwoo	56,042,285	496,644	5,122,490
Richard A. Kassar	44,987,564	11,551,365	5,122,490
John L. Manley	52,321,409	4,217,520	5,122,490
Stephen K. Roddenberry	46,480,561	10,058,368	5,122,490
Paul H. Stebbins	54,893,011	1,645,918	5,122,490

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation

The shareholders approved, by a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,233,183	3,161,081	144,665	5,122,490

Proposal 3: Ratification of Appointment of Independent Registered Certified Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2020 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,896,460	1,737,857	27,102	—

Proposal 4: Approval of the World Fuel Services Corporation 2020 Omnibus Plan

The shareholders approved the World Fuel Services Corporation 2020 Omnibus Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,516,615	2,982,748	39,566	5,122,409

Item 7.01.	Regulation FD Disclosure

The Company announced on May 22, 2020 that its board of directors declared a quarterly cash dividend of $0.10 per share payable July 2, 2020 to shareholders of record on June 5, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

This information and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	World Fuel Services Corporation 2020 Omnibus Plan

99.1	Press Release, dated May 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit	Description

10.1	World Fuel Services Corporation 2020 Omnibus Plan

99.1	Press Release, dated May 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 27, 2020	World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
Executive Vice President, Chief Legal Officer and Corporate Secretary